                                                                     EXHIBIT 1.1




                      Union Texas Petroleum Holdings, Inc.

                                  Common Stock
                           (par value $.05 per share)

                             Underwriting Agreement
                                (U.S. Version)

                                                               ________ __, 199_

SALOMON BROTHERS INC
CS FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  As representatives of the
  several Underwriters named
  in Schedule I hereto
c/o SALOMON BROTHERS INC
Seven World Trade Center
New York, New York  10048

Dear Sirs:
                 Petroleum Associates, L.P. and KKR Partners II, L.P. (together, the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 8,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 1,200,000 additional shares (the "Optional Shares") of Common Stock, par value $.05 per share (the "Stock"), of Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"). The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are collectively referred to herein as the "Shares".

                 It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Stockholders of up to a total of 2,300,000 shares of Stock (the "International Shares"), including the over-allotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Salomon Brothers International Limited, CS First Boston Limited, Goldman Sachs International and Merrill Lynch
International Limited are acting as representatives. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

                 1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                      (i) A registration statement in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and
         (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the final prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus being deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus being deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                      (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the published rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein or by either Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                    (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                      (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the published rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein or by either Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                      (v) None of the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar Company, a Texas general partnership ("Unimar"), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which loss or interference is material to the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement,
         (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and (iii) stock repurchases in accordance with the Company's publicly announced stock repurchase program) or any increase of more than $25,000,000 in the consolidated short-term or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                      (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Company identified in Annex II hereto (collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas;

         and the Company does not have any subsidiary that is a "significant subsidiary" (within the meaning of the published rules and regulations of the Commission under the Act) that is not identified in Annex II hereto;

                    (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and all of such shares of capital stock and 50% of the equity interests in Unimar (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                   (viii) The Shares have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

                      (ix) The compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or by which the Company or any of its subsidiaries or Unimar is bound or to which any of the property or assets of the Company or any of its subsidiaries or Unimar is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or Unimar or any of their properties (excluding conflicts, breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole), nor will any such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                      (x) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or of which any property of the Company or any of its subsidiaries or Unimar is the subject which, if determined adversely to the Company or any of its subsidiaries or Unimar, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (xi) Price Waterhouse LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                    (xii) The Shares have been approved for listing on the New York Stock Exchange and the Pacific Stock Exchange;


                   (xiii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and regulations of the Commission thereunder, and the offer and sale of the Shares will not subject the Company to registration under, or result in a violation of, the Investment Company Act; and


                     (xiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                 (b) Each Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                     (i) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and such Selling Stockholder has full power and authority to enter into this Agreement and the International Underwriting Agreement and to sell, assign, transfer and deliver the Shares hereunder and under the International Underwriting Agreement;

                      (ii) The sale of the Shares hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over such Selling Stockholder or its property (excluding conflicts, breaches, violations and defaults that, individually or in the aggregate, will not materially adversely affect such Selling Stockholder's ability to perform its obligations under this Agreement or the International Underwriting Agreement), nor will any such action result in any violation of the provisions of the partnership agreement or other documents, if any, relating to such Selling Stockholder;

                    (iii) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold at such Time of Delivery hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims (other than the interests of the several Underwriters under this Agreement and of the International Underwriters under the International Underwriting Agreement; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters and the International Underwriters;

                      (iv) No offering, sale contract to sell, or other disposition of any Stock or any securities exchangeable or convertible into or exercisable for any Stock will be made within 90 days after the date of the Prospectus, directly or indirectly, by such Selling Stockholder, otherwise than hereunder or under the International Underwriting Agreement or with your written consent or as described in the Prospectus;

                      (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

                      (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each Selling Stockholder agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 2. Subject to the terms and conditions herein set forth, (a) each Selling Stockholder agrees, severally and not jointly, to sell to the several Underwriters the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders at a purchase price per share of $_____ the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto; each Underwriter shall be obligated to purchase from each Selling Stockholder at a purchase price per share of $_____, that number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by such Selling Stockholder as set forth opposite its name in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from both of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.


                 The Selling Stockholders hereby grant to the Underwriters the right to purchase at their election up to 1,200,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Selling Stockholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Stockholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

                 3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

                 4. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Salomon Brothers Inc may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of each Selling Stockholder to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of such Selling Stockholder, in New York Clearing House funds, all at the office of Salomon Brothers Inc, Seven World Trade Center, New York, New York, or through the facilities of The Depository Trust Company. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on ________ __, 199_ or such other time and date as you, the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or such other time and date as you, the Company and the Selling

Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such office of Salomon Brothers Inc.

                 5. The Company agrees with each of the Underwriters and each of the Selling Stockholders:

                 (a) To prepare the Prospectus in a form approved by you and the Selling Stockholders and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you or the Selling Stockholders promptly after reasonable notice thereof; to advise you and the Selling Stockholders, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you and the Selling Stockholders copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you and the Selling Stockholders, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                 (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                 (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of (other than pursuant to employee stock option plans existing, or on the conversion, exchange or exercise of convertible, exchangeable or exercisable securities outstanding, on the date of this Agreement) any Stock or securities convertible or exchangeable into or exercisable for Stock, without your prior written consent or as described in the Prospectus;

                 (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

                 (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

                 6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, any Selling Agreements, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (viii) the reasonable fees and expenses of Latham & Watkins, counsel to the Selling Stockholders.

Salomon Brothers Inc agrees to advance any applicable New York State stock transfer tax, and each Selling Stockholder agrees to reimburse Salomon Brothers Inc for associated carrying costs in respect of the Shares sold by such Selling Stockholder if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. It is further understood that the Underwriters will not be responsible for any costs or expenses incident to the performance of the Selling Stockholders' obligations hereunder, including any fees or expenses of counsel for the Selling Stockholders and, except as provided above in this Section 6, any expenses or taxes incident to the sale and delivery of the Shares by each Selling Stockholder to the Underwriters hereunder. The Company and the Selling Stockholders agree that nothing contained in this Section 6 shall supersede the terms and provisions of the Amended and Restated Registration Rights Agreement, dated as of September 30, 1987, by and among Union Texas Petroleum Holdings, Inc. and Certain Holders of Certain Securities of Union Texas Petroleum Holdings, Inc.



                 7. The obligations of each Selling Stockholder hereunder to sell and deliver Shares at a Time of Delivery shall be subject, in its discretion, to the conditions set forth in Clauses (a), (c), (e) and (i)
(with respect to, in the case of the condition set forth in clause (i) below, the obligations of the Company thereunder) below. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of each Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and each Selling Stockholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:


                 (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Andrews & Kurth L.L.P., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                              (ii)  The Company has an authorized
                 capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                             (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases a material amount of properties, or conducts any material business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                              (iv)  Each Material Subsidiary has been duly
                 incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; to the best of such counsel's knowledge after reasonable investigation, Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as otherwise set forth in the Prospectus), to the best of such counsel's knowledge after reasonable investigation and except as set forth in a schedule to such counsel's opinion, all of such shares of capital stock and 50% of the equity interests in Unimar are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims within the meaning of the Uniform Commercial Code (such counsel being entitled to (A) state that the opinion in this clause relating to the ownership of capital stock and equity interests is based solely on a review of the corporate records of the Company and its subsidiaries and the records of Unimar, the certificate or certificates representing such shares of capital stock and evidence of such equity interests in Unimar and a certificate or certificates in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on such shares of capital stock and equity interests, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate or certificates and (B) rely in respect of the opinion in this clause upon opinions of local counsel furnished to you at such Time of Delivery and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries furnished to you at such Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                               (v)  To the best of such counsel's knowledge
                 after reasonable investigation, other than as set forth in the Prospectus, there is no pending or threatened action, suit or proceeding before any court or any governmental agency or body or any arbitrator involving the Company, any Material Subsidiary or Unimar required to be disclosed in the Registration Statement that is not adequately disclosed therein;

                              (vi)  This Agreement and the International
                 Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                             (vii) The compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the Restated Certificate of Incorporation or By-laws of the Company and, to the best of such counsel's knowledge after reasonable investigation, such action will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries or, to the best of the Company's knowledge, Unimar is a party or by which the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is subject, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar or any of their properties (excluding breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole) (such counsel being entitled to rely in respect of the opinion in this clause relating to statutes, orders, rules or regulations upon opinions of local counsel furnished to you at such Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

                            (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company is required for the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                              (ix) The statements made in the Prospectus under the captions "Description of Capital Stock" and "Certain United States Tax Consequences to Non-U.S. Holders", insofar as such statements constitute summaries of the legal matters and documents referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize such legal matters and documents;

                               (x) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder; and

                              (xi)  The Registration Statement and the
                 Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder.

                 Such counsel shall state that, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in any of the documents referred to in subclause
         (x) of this Clause (c) or in the Registration Statement or the Prospectus (except as and to the extent described in subclause (ix) of this Clause (c)), they have no reason to believe that (i) any of the documents referred to in subclause (x) of this Clause (c) when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; or (ii) as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                 In rendering the opinions referred to in subclauses (ii) (other than with respect to authorized capitalization), (iii), (iv),
         (v), (vii) and (viii) of this Clause (c), such counsel may rely upon an opinion of Newton W. Wilson, III, Esq., General Counsel, Vice President-Administration and Secretary of the Company, furnished to you at such Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinion.

                 In rendering such opinion, such counsel may (A) state that their opinion is limited to matters governed by the Federal laws of the United States, the laws of the State of New York and the State of Texas and the General Corporation Law of the State of Delaware and (B) rely (to the extent such counsel deem proper and specify in their opinion), as to matters involving the application of the laws of other jurisdictions, upon the opinions of local counsel referred to in subclauses (iii), (iv) and (vii) of this Clause (c).

                 (d) Latham & Watkins, counsel for each of the Selling Stockholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                               (i)  Each Selling Stockholder has been duly
                 formed and is validly existing as a partnership under the laws of the State of Delaware; this Agreement and the International Underwriting Agreement have been duly executed and delivered by each Selling Stockholder; and the sale of the Shares hereunder and thereunder and the compliance by each Selling Stockholder with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the respective Partnership Agreement or other constituent documents, if any, relating to each Selling Stockholder nor will such action result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which either Selling Stockholder is a party or by which either Selling Stockholder is bound or to which any of the property or assets of either Selling Stockholder is subject, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over either Selling Stockholder or the property of either Selling Stockholder (excluding breaches, violations and defaults that, individually or in the aggregate, will not materially adversely affect such Selling Stockholder's ability to perform its obligations under this Agreement or the International Underwriting Agreement);

                              (ii)  No consent, approval, authorization or
                 order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement in connection with the sale of the Shares hereunder and under the International Underwriting Agreement except such as have been obtained under the Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters and the International Underwriters;
                             (iii) Immediately prior to such Time of Delivery each Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement and the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, within the meaning of the Uniform Commercial Code (such counsel being entitled to state that the opinion in this clause is based solely on a review of the partnership records of such Selling Stockholder, the certificate or certificates representing such Shares and a certificate in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Shares, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate or certificates) and full right, power and authority to sell, assign, transfer and deliver the Shares hereunder and thereunder; and

                              (iv)  Assuming that each of the several
                 Underwriters purchasing Shares to be sold pursuant to this Agreement and the International Underwriting Agreement have purchased such Shares in good faith and without notice of any lien, encumbrance, equity or any other adverse claim within the meaning of the Uniform Commercial Code, the delivery of certificates for the Shares pursuant to this Agreement and the International Underwriting Agreement will pass valid and marketable title to such Shares to each of the several Underwriters who have purchased such Shares, free and clear of all liens, encumbrances, equities or adverse claims within the meaning of the Uniform Commercial Code.

                 In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware.

                 (e) On the effective date of the Registration Statement and the effective date of the most recently filed post- effective amendment to the Registration Statement and also at each Time of Delivery, Price Waterhouse shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

                 (f) (i) None of the Company or any of its subsidiaries or Unimar shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which loss or interference is material to the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon the exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement, (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and (iii) stock repurchases in accordance with the Company's publicly announced stock repurchase program) or any increase of more than $25,000,000 in the consolidated short-term or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                 (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or its subsidiary's preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities (other than Standard & Poor's Corporation's "negative outlook" on its rating of the Company's debt securities, which outlook was publicly announced prior to the date hereof) or its subsidiary's preferred stock;

                 (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; and

                 (i) The Company and each Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of the Company (executed by appropriate officers of the Company) and of such Selling Stockholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and such Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request.

                 8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein or by either Selling Stockholder expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                 (b) Each Selling Stockholder (subject to the limitation on indemnity set forth in subsection (g)) will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished by such Selling Stockholder to the Company, or to an Underwriter through you, expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided that such Selling Stockholder shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                 (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and such Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (d) Promptly after receipt by a party entitled to indemnification under subsection (a), (b) or (c) above (the "indemnified party") of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against a party required to provide indemnification to such indemnified party under such subsection (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel), apart from counsel to such indemnifying party, for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall be liable for any settlement of any such action effected without its consent, provided that such consent is not unreasonably withheld or delayed.

                 (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders on the one hand bear to the total underwriting discounts and commissions received by the Underwriters on the other with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or either Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (f) The obligations of the Company and each Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and such Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any

Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                 (g) Notwithstanding the foregoing, in no event shall either Selling Stockholder be required to pay an amount in indemnification and contribution under subsections (b) and (e) above in excess of the total proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement.


                 (h) With respect to rights and obligations of the Company and the Selling Stockholders vis a vis each other, nothing in this Section 8 shall be construed to modify or supersede such rights and obligations as set forth in the Amended and Restated Registration Rights Agreement dated as of September 30, 1987 among the Company, the predecessor to Allied Signal, Inc. and the Selling Stockholders and the letter dated April 20, 1995 from the Selling Stockholders to the Company.


                 9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion and the opinion of the Company may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                 (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 10. The respective indemnities, agreements, representations, warranties and other statements of the Company, each Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Stockholders, or any officer or director or controlling person of the Company or the Selling Stockholders, and shall survive delivery of and payment for the Shares.

                 11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of either Selling Stockholder as provided herein, such Selling Stockholder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in
Section 6 and Section 8 hereof.

                 12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

                 All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at Seven World Trade Center, New York, N.Y. 10048, Attention: Registration Department; if to either Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at _____________, Attention:
______________; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or either Selling Stockholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, either Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 14. No partner of either Selling Stockholder or any successor general partner of such Selling Stockholder shall have any personal liability for the performance of any of such Selling Stockholder's obligations hereunder, and any liability or obligation of such Selling Stockholder arising hereunder shall be limited to and satisfied only out of the property of such Selling Stockholder.

                 15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholders.

                          Very truly yours,

                          UNION TEXAS PETROLEUM
                            HOLDINGS, INC.


                          By:___________________________________________________
                             ___________________________________________________
                             Name:
                             Title:


                          PETROLEUM ASSOCIATES, L.P.


                          By:___________________________________________________
                             ___________________________________________________
                             Name:
                             Title:

                          KKR PARTNERS II, L.P.


                          By:___________________________________________________
                             ___________________________________________________
                             Name:
                             Title:

Accepted as of the date hereof
at New York, New York:

SALOMON BROTHERS INC
CS FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED



By: SALOMON BROTHERS INC


By:_____________________________________
    Name:
    Title:

For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I


                                                                                                Number of
                                                                                             Optional Shares
                                                               Total Number                  to be Purchased
                                                              of Firm Shares                   if Maximum
          Underwriter                                         to be Purchased                Option Exercised
          -----------                                         ---------------                ----------------
Salomon Brothers Inc  . . . . . . . . . . . . . . . .
CS First Boston Corporation   . . . . . . . . . . . .
Goldman, Sachs & Co.  . . . . . . . . . . . . . . . .
Merrill Lynch, Pierce, Fenner & Smith . . . . . . . .
             Incorporated . . . . . . . . . . . . . .

           Total  . . . . . . . . . . . . . . . . . .         8,000,000                      1,200,000
                                                          =================================================


                                  SCHEDULE II



                                                                                                 Number of
                                                                                                 Optional Shares
                                                                  Total Number                   to be Sold
                                                                  of Firm Shares                 if Maximum
SELLING STOCKHOLDER                                               to be Sold                     Option Exercised
- -------------------                                               --------------                 ----------------
Petroleum Associates, L.P.  . . . . . . . . . . . . .
KKR Partners II, L.P.   . . . . . . . . . . . . . . .



                                                                         ANNEX I



               Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

           (ii) In their opinion, the financial statements and financial statement schedules provided pursuant to Article 12 of Regulation S-X audited by them and incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the applicable related published rules and regulations thereunder with respect to Registration Statements on Form S-3; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements referred to below, a reading of the latest available interim financial data of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters regarding the specified items for which representations are requested below, nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

               (A) the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles, when read in conjunction with the audited financial statements and notes thereto incorporated by reference in the Registration Statement, applied on a basis substantially consistent with the basis for the audited consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) at the date of the latest available interim financial data and at a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term or long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets (working capital) or stockholders' equity or other items heretofore determined with the Representatives, or any increases in any items heretofore determined with the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (C) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (B) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items heretofore determined with the Representatives, or any increases in any items heretofore determined with the Representatives, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II


                             MATERIAL SUBSIDIARIES


Union Texas Petroleum Energy Corporation
Union Texas International Corporation
Union Texas East Kalimantan Limited
Union Texas Pakistan, Inc.
Union Texas Petroleum Limited
Unistar, Inc.
Union Texas Britannia Limited
Union Texas Finance, Inc.